UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  March 25, 2008
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TRANSATLANTIC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10545 (Commission File Number)	13-3355897 (I.R.S. Employer Identification No.)
80 Pine Street New York, New York (Address of Principal Executive Offices)	10005 (Zip Code)

(212) 770-2000
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 25, 2008, Mr. James Balog and Ms. Diana Mayer, at the completion of their respective terms, will not be standing for reelection to Transatlantic Holdings, Inc.’s Board of Directors at the annual stockholders' meeting scheduled for May 22, 2008.  A copy of the press release issued by Transatlantic Holdings, Inc. is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit 99.1                           Press release of Transatlantic Holdings, Inc., dated March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 31, 2008

TRANSATLANTIC HOLDINGS, INC. (Registrant)
By:	/s/ Gary A. Schwartz
	Name:	Gary A. Schwartz
	Title:	Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release of Transatlantic Holdings, Inc., dated March 31, 2008.